UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2017

IIOT-OXYS, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-50773	56-2415252
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)
705 Cambridge Street Cambridge, MA 02141
(Address of principal executive offices, including zip code)

(617)500-5101
(Registrant’s telephone number, including area code)
Gotham Capital Holdings, Inc. 266 Cedar Street Cedar Grove, NJ 07009
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

TABLE OF CONTENTS

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EXPLANATORY NOTE

On June 16, 2017, IIOT-OXYS, Inc. (the “Company”), formerly known as Gotham Capital Holdings, Inc., filed a report on Form 8-K disclosing the proposed reverse acquisition transaction with OXYS, Inc., a Nevada corporation (“OXYS”), and its shareholders (the “Prior 8-K Report”). In addition, on July 17, 2017, the Company filed a Schedule 14f-1 Information Statement under Section 14(f) of the Securities Exchange Act of 1934, and Rule 14f-1 thereunder, disclosing the proposed change of management of the Company (the “Schedule 14f-1 Information Statement”). The closing of the transaction occurred on July 28, 2017, and the purpose of this report is to disclose the closing of the transaction and to supplement the information contained in the Prior 8-K Report and information statement.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements.  Any and all statements contained in this Form 8-K that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements.  However, not all forward-looking statements may contain one or more of these identifying terms.  Forward-looking statements in this Form 8-K may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, our inability to expand our business, lack of product diversification, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them. We disclaim any obligation to update the forward-looking statements contained in this Form 8-K to reflect any new information or future events or circumstances or otherwise.

Readers should read this Form 8-K in conjunction with our financial statements and the related notes thereto in this Form 8-K and other documents which we may file from time to time with the SEC.

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Item 1.01 Entry into a Material Definitive Agreement

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 28, 2017, the Company, formerly known as Gotham Capital Holdings, Inc., executed and closed (the “Closing”) the Securities Exchange Agreement dated effective March 16, 2017, between the Company, OXYS, and the shareholders of OXYS (the “Exchange Agreement”). As a result of the Closing, the Company issued 34,687,244 shares on a pro rata basis to the shareholders of OXYS, and OXYS became a wholly owned subsidiary of the Company. In addition, the Company cancelled 1,500,000 outstanding shares held by Carmine Catizone and Pasquale Catizone, former principal shareholders of the Company, which resulted in a total of 38,453,328 shares issued and outstanding upon completion of the Closing.

At the Closing the current management of the Company resigned and the following persons were elected and appointed to the following positions with the Company:

Name	Positions
Giro DiBiase	CEO & Director
Vidhyadhar Mitta	Director
Nevan C. Hanumara	Secretary & Director

Information for each new member of management was previously disclosed in the 14f-1 Information Statement. Beginning June 1, 2017, Messrs. DiBiase and Hanumara each receives monthly compensation of $2,500 for part-time services performed for OXYS. Neither party has a consulting, employment or other agreement with OXYS or the Company for these services.

As a result of the Closing, the following table sets forth certain information regarding our capital stock beneficially owned by each person known to us to beneficially own more than 5% of our Common Stock, each newly appointed executive officer and director, and all newly appointed directors and executive officers as a group. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned.

	Number of Shares (1)	Percentage Ownership(2)
Giro DiBiase	3,000,000	7.8%
Vidhyadhar Mitta	1,736,843	4.5%
Nevan C. Hanumara	3,000,000	7.8%
Directors and Executive Officers as a Group (3 persons)	7,736,843	20.1%
Nutan V. Dave 719 Cambridge St. Cambridge MA 02141	3,000,000	7.8%

____________________

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares beneficially owned. Unless otherwise specified, reported ownership refers to both voting and investment power.
(2)	Percentages are based upon 38,453,328 shares issued and outstanding.

In connection with the Closing, Pasquele Catizone, Carmine Catizone, and Daniel Generelli, former management of the Company, furnished an Indemnification Agreement whereby they agreed to indemnify the Company, OXYS, and the shareholders of OXYS receiving shares at the Closing against any claims by third parties based upon any misrepresentation or breach of any of the Company’s representations, warranties, and covenants contained in the Exchange Agreement.

Prior to Closing OXYS entered into a consulting agreement with Pasquale Catizone, a principal shareholder of the Company at the time, to provide consulting services during the transition. Under the terms of the agreement, OXYS paid Mr. Catizone $25,000 upon the signing of the agreement and at Closing paid an additional $50,000. The agreement will expire 120 days following Closing.

Except as supplemented by this Current Report on Form 8-K, the Form 10 Information in regard to the reverse acquisition transaction with OXYS was previously disclosed in the Prior 8-K.

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Item 3.02 Unregistered Sales of Equity Securities

In connection with the Closing on July 28, 2017, the Company issued an aggregate of 34,687,244 common shares to the shareholders of OXYS in exchange for all of the outstanding common shares of OXYS. Each of these parties was an accredited investor as defined in Rule 501(b) of Regulation D. Also following the Closing, the Company cancelled 1,500,000 shares which were owned by Carmine Catizone and Pasquale Catizone.

Each of the above shareholders delivered appropriate investment representations with respect to the securities issued at Closing and consented to the imposition of restrictive legends upon the stock certificates representing the shares. No shareholder entered into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Each shareholder was also afforded the opportunity to ask questions of management and to receive answers concerning the terms and conditions of the reverse acquisition transaction. These securities were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(a)(2) thereof, and Rule 506(b) promulgated thereunder, as a transaction by an issuer not involving any public offering. No selling commissions were paid in connection with the issuance of these securities.

Item 5.01 Changes in Control of Registrant.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Except as disclosed in this Current Report on Form 8-K, there are no arrangements or understandings among pre-Closing persons who controlled in excess of 5% of our then issued and outstanding voting securities nor among those post-Closing persons who control in excess of 5% of the Company’s currently issued and outstanding voting securities. Additionally, to the Company’s knowledge, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The information regarding departure and election of directors and departure and appointment of principal officers of the Registrant in connection with the Closing of the Exchange Agreement disclosed under Item 2.01 above is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 28, 2017, the Company amended its articles of incorporation changing the name of the Company from Gotham Capital Holdings, Inc. to IIOT-OXYS, Inc. The Company’s Board of Directors and shareholders approved the amendment by written consent on March 16, 2017. With the exception of the name change, there were no other changes to the Company’s Articles of Incorporation.

Item 5.06 Change in Shell Company Status.

As of July 28, 2017, the Company is no longer considered a “shell company” as defined in Rule 12b-2 under the Exchange Act. The disclosure required by this Item 5.06 was previously reported in the Prior 8-K Report.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements required by this item were previously filed in the Prior 8-K.

(b) Pro forma financial information.

The pro forma financial information required by this item was previously filed in the Prior 8-K.

(d) Exhibits.

Exhibit No.	Description
2.1	Securities Exchange Agreement dated effective March 16, 2017
3.1	Articles of Amendment filed July 28, 2017
99.1	Indemnification Agreement dated July 28, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IIOT-OXYS, Inc.

Date: August 3, 2017	By:	/s/ Giro DiBiase
Giro DiBiase, Chief Executive Officer

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